UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-2554

Name of Registrant:	Vanguard Money Market Reserves

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	August 31

Date of reporting period:	09/01/2003 - 8/31/2004

Item 1:	Reports to Shareholders

Vanguard® Money Market Funds

August 31, 2004

ANNUAL REPORT

Vanguard® Prime Money Market Fund
Vanguard® Federal Money Market Fund
Vanguard® Treasury Money Market Fund
Vanguard® Admiral™ Treasury Money Market Fund

YOUR FUND REPORT

CONTENTS
1	LETTER FROM THE CHAIRMAN
6	REPORT FROM THE ADVISOR
9	FUND PROFILES
10	GLOSSARY OF INVESTMENT TERMS
11	PERFORMANCE SUMMARIES
16	ABOUT YOUR FUND'S EXPENSES
18	FINANCIAL STATEMENTS

SUMMARY

* The returns of the Vanguard Money Market Funds ranged from a high of 1.0% for the Prime Money Market Fund’s Institutional Shares to a low of 0.7% for the Treasury Money Market Fund in the fiscal year ended August 31, 2004.

* The Federal Reserve Board raised the target federal funds rate twice—in June and in August—which lifted money market yields somewhat from their historical lows.

* Significant cost advantages led our money market funds to peer-beating returns over both short- and long-term periods.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

* Put your interests first at all times.

* Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

* Strive to be the highest-value provider of investment services, which means outstanding investment performance and service at the lowest possible cost.

* Communicate candidly not only about the rewards of investing, but also about the risks and costs.

* Maintain highly effective controls to safeguard your assets and protect your confidential information.

* Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that: informed opinions. They should not be considered promises or advice.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

Yields of money market instruments continued to languish during the fiscal year ended August 31, 2004, declining to their lowest levels ever. In the final few months of the period, though, yields began a modest upswing.

Amid this market environment, the total returns of the Vanguard Money Market Funds relative to their mutual fund peers were excellent. The table below presents the total returns of our funds, as well as those of their average peers. The table also gives each fund’s annualized yield as of August 31. Each fund continued to meet its mandate to preserve principal (the share price of each held steady at $1, as is expected but not guaranteed), provide liquidity, and generate superior relative returns.

2004 Total Returns	Fiscal Year Ended August 31
Vanguard Fund	Vanguard Fund	Average Competing Fund*	SEC 7-Day Annualized Yield** 8/31/2004
Prime Money Market
Investor Shares	0.8%	0.4%	1.21%
Institutional Shares†	1.0	0.7	1.44
Federal Money Market	0.8	0.4	1.23
Treasury Money Market	0.7	0.4	1.14
Admiral Treasury
Money Market††	0.9	0.4	1.32

*For the Prime and Federal Money Market Funds, derived from data provided by Lipper Inc.; for the Treasury and Admiral Treasury Money Market Funds, data provided by iMoneyNet, Inc. **The yield of a money market fund more closely reflects the current earnings of the fund than its total return.

†Minimum initial investment is $10 million. ††Minimum initial investment is $50,000.

STOCKS HUNG ON TO FIRST-HALF GAINS

A strong rally in stock prices during the first half of the fiscal year produced solid 12-month gains, despite a volatile second-half retreat. The broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 11.5% for the 12 months.

Through February, stocks benefited from strong corporate earnings growth and a string of positive economic surprises. The environment then deteriorated, however, especially in the final months of the fiscal year, when job growth slowed, the reported growth in second-quarter gross domestic product was revised downward, and the economy started showing the strain of a relentless rise in crude oil prices.

Larger- and smaller-capitalization stocks provided roughly equal returns for the year. Value-oriented stocks (those with relatively low ratios of price to fundamental measures such as earnings) had significantly better returns than growth stocks across market capitalizations. International stocks produced by far the largest gains for U.S. investors, boosted by the weakness of the U.S. dollar (which increases returns for international investments purchased with the greenback). Impressive gains were widespread across Eurozone countries, Japan, and emerging markets.

BONDS MIRRORED STOCKS’ RETURNS

Like stocks, the bond market seesawed in response to a rapidly changing economic picture. Bond prices rose steadily until April, when they underwent a sudden reversal, boosting yields (which move in the opposite direction from prices), in response to reports of higher-than-expected inflation and job growth. But prices jumped again in August, when signs multiplied that the recent economic surge had cooled. During the fiscal year, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, dropped to a low of 3.69% in March, climbed to 4.65% by the end of May, and ended the period at 4.12%.

Market Barometer	Average Annual Total Returns Periods Ended August 31, 2004
	One Year	Three Years	Five Years
Bonds
Lehman Aggregate Bond Index	6.1%	6.2%	7.7%
(Broad taxable market)
Lehman Municipal Bond Index	7.1	5.5	6.7
Citigroup 3-Month Treasury Bill Index	1.0	1.5	3.0

Stocks
Russell 1000 Index (Large-caps)	11.3%	1.2%	-1.5%
Russell 2000 Index (Small-caps)	11.4	6.7	6.4
Dow Jones Wilshire 5000 Index	11.5	2.2	-0.9
(Entire market)
MSCI All Country World Index
ex USA (International)	22.7	6.2	0.0

CPI
Consumer Price Index	2.7%	2.2%	2.5%

For the full 12 months, the Lehman Brothers Aggregate Bond Index returned 6.1%. Corporate bonds provided higher returns than government issues. The yield of the 3-month Treasury bill—a proxy for money market rates—rose in anticipation of, and in response to, the Federal Reserve Board’s June and August hikes in its target for the federal funds rate. The bill yielded 1.58% at the end of the period, up 0.61 percentage point from its August 31, 2003, level.

LATE RATE INCREASES WERE NOT ENOUGH TO COUNTERACT LOW YIELDS

The Federal Reserve’s long campaign to stimulate the economy through low short-term interest rates lasted well into the Vanguard Money Market Funds’ 2004 fiscal year. As a result, investors were faced with money market yields that were disappointing. The yields of money market securities were so low that they failed to keep pace with inflation. As the fiscal year began last September, the annualized yields of all of the Vanguard Money Market Funds were below 1%.

In the latter part of the fiscal year, however, money market yields began to recover in response to the Fed’s 0.25-percentage-point rate hikes in June and August, which were part of the Fed’s measured effort to counter inflationary pressures. Despite these rate hikes, the Investor Shares of Vanguard Prime Money Market Fund, our oldest and largest money market fund, returned just 0.8% in fiscal 2004—the lowest fiscal-year return since the fund’s June 1975 inception.

Changes in Yields
	SEC 7-Day Annualized Yield
Money Market Fund	August 31, 2004	August 31, 2003
Prime
Investor Shares	1.21%	0.76%
Institutional Shares	1.44	0.95
Federal	1.23	0.75
Treasury	1.14	0.70
Admiral Treasury	1.32	0.86

The Prime Money Market Fund’s Institutional Shares returned 1.0%, the best result among our money market funds. The returns of the fund’s institutional investors are enhanced by the fact that their significant account balances create economies of scale that lower the fund’s operating costs markedly.

Vanguard Treasury Money Market Fund’s 0.7% return, and the 0.9% return of the lower-cost Admiral Treasury Money Market Fund, reflected these funds’ exclusive focus on T-bills, which are typically the lowest-yielding, but highest-quality, money market instruments. Vanguard Federal Money Market Fund, which seeks to enhance the returns of an all-Treasury portfolio by investing in short-term securities issued by federal agencies, returned 0.8%.

THE FUNDS' LONG-TERM PERFORMANCE RECORDS ARE OUTSTANDING

Despite the challenges of the 2004 fiscal year, the Vanguard Money Market Funds have excellent long-term performance records, in both absolute and relative terms. Indeed, long-term investors in any of our

Total Returns			Ten Years Ended August 31, 2004
	Average Annual Total Return		Final Value of a $10,000 Initial Investment*
Money Market Fund	Vanguard Fund	Average Competing Fund	Vanguard Fund	Average Competing Fund
Prime
Investor Shares	4.2%	3.7%	$ 15,091	$ 14,320
Institutional Shares	4.4	4.1	15,374,022	14,916,718
Federal	4.2	3.7	15,033	14,331
Treasury	3.9	3.6	14,700	14,201
Admiral Treasury	4.1	3.6	74,754	71,007

*For the Prime Money Market Fund’s Institutional Shares, final value of a $10 million initial investment; for the Admiral Treasury Money Market Fund, final value of a $50,000 initial investment.

money market funds would have fared better than long-term investors in corresponding average peer funds.

The funds’ long-term performance advantage is due to two important factors: the investment-management skills of our Fixed Income Group and the funds’ extremely low expenses. The talents of the members of our Fixed Income Group enable them to select the appropriate mix of securities that meet the funds’ risk-return criteria. In addition, over the long run, the consistently low costs of the Vanguard Money Market Funds mean that more of their returns are put back into shareholders’ accounts to continue growing. (For more on the funds’ expenses, see page 16.)

The table above shows the average annual returns of the Vanguard Money Market Funds and those of their peer groups for the ten years ended August 31, 2004. It also displays how equal investments in our funds and those of our average competitors would have grown. In each case, the Vanguard® fund produced a higher total return—and created more wealth for shareholders—than its average peer.

IS THERE STILL A ROLE FOR MONEY MARKET FUNDS?

Over the past few years, the Federal Reserve’s series of rate cuts left the returns of money market funds well below the levels consistent with long-term investors’ expectations. Even now, despite the recent rate hikes, money market funds’ returns are low by historical standards.

For many investors, though, money market funds can still play an important role in a portfolio. Vanguard has always embraced the principles of balance and diversification as essential strategies for investors when confronting the uncertainties and risks of the financial markets. A balanced portfolio that has an appropriate mix of stocks, bonds, and money market funds for your situation can enable you to pursue growth of capital, while securing some protection from the markets’ inevitable downturns. Money market funds can prove invaluable in that mix, as they offer liquidity and stability of principal to permit you to invest money for short-term goals.

We thank you for your continued confidence in Vanguard.

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

SEPTEMBER 10, 2004

REPORT FROM THE ADVISOR

The Vanguard Money Market Funds provided historically low returns for much of the just-completed fiscal year, as the Federal Reserve Board’s accommodative monetary policy kept money market yields at low levels. However, in the closing two months of the period, money market yields rose somewhat on the heels of two interest rate increases by the Fed. The 12-month returns of the four funds ranged from 0.7% for the Treasury Money Market Fund to 1.0% for the Institutional Shares of the Prime Money Market Fund. Each fund outperformed its average peer.

THE INVESTMENT ENVIRONMENT

The main theme in the money markets during the majority of the period was the continuing decline of short-term interest rates. However, toward the end of the period, the Fed began to try to rein in inflationary pressures by twice raising the target for the federal funds rate by 0.25 percentage point, first from 1.00% to 1.25% in June, then from 1.25% to 1.50% in August. These two increases followed 13 decreases over the preceding 41 months.

In its statement explaining the August increase, the Fed acknowledged that economic growth had slowed and inflation had been on the rise in recent months, but pointed to rising oil prices as the chief cause. The Fed said it still believed the economy “appears poised to resume a stronger pace of expansion going forward,” but hedged its position by adding that it would “respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.” We believe the financial markets have already factored in further rate increases.

Investment Philosophy

The funds reflect a belief that the highest level of current income consistent with capital preservation and liquidity can be provided by holding high-quality money market instruments issued by financial institutions, nonfinancial corporations, the U.S. government, and federal agencies.

The U.S. economy continued to expand at a robust year-over-year pace of 4.7%, near levels last seen in the late 1990s. However, the Commerce Department reported that inflation-adjusted gross domestic product (real GDP) grew at a 2.8% annual rate in the second calendar quarter, down from a 4.5% growth rate in the first quarter. “Soft patches” in economic growth late in the period were largely attributable to the most tepid increases in consumer spending in three years, which some analysts attributed to the latest spike in oil prices. Conversely, investment spending accelerated at nearly a 13.1% pace in the second calendar quarter, driven largely by capital expenditures on high-tech equipment and single-family homebuilding.

Nonfarm payroll employment expanded at a fair 1.3% rate over the past year, although the pace of job growth moderated following the first calendar quarter. Nonfarm payrolls grew by an average of approximately 100,000 jobs per month in June, July, and August. The unemployment rate, which is based on a separate survey, dropped slightly in August to 5.4%, the lowest level since late 2001. Most leading indicators suggest that conditions remain promising for increased hiring.

Various inflationary measures accelerated in the second calendar quarter relative to the first. The GDP price deflator—among the broadest infla-tion measures available—rose at an annual rate of 3.2% in the second calendar quarter, after going up 2.7% in the first quarter. Excluding more volatile food and energy prices, the Fed’s preferred measure of inflation—the personal consumption expenditure deflator—stood at a year-over-year rate of 1.5% through July, compared with a rate of 1.1% at the end of 2003. Expectations for inflation over the coming 12 months remain elevated, although the Fed noted that longer-term inflation expectations have moderated somewhat and “appear contained.”

OUR INVESTMENT APPROACH

Budget deficits have been largely funded with increased Treasury bill issuance. The increased supply of Treasury bills has resulted in narrower spreads between Treasuries and other money market assets. For quality-conscious investors like ourselves, the opportunity to own riskless Treasuries without sacrificing much in yield is compelling, and we frequently took advantage of such opportunities.

Throughout the first three quarters of the fiscal period, we kept our Treasury Money Market Funds’ average weighted maturities in the bullish band. This reflected our view that short-term Treasury rates would remain low and that investment returns farther out on the money market yield curve were more attractive. We kept the maturities of both the Prime and Federal Money Market Funds in the neutral band.

By the fourth fiscal quarter, our outlook for interest rates had changed. We began to see signs of higher inflation and stronger employment, which led us to believe that the Fed would begin raising interest rates. We saw this as an opportunity to shorten the funds’ average weighted maturities. Shortening average weighted maturity allows us to reinvest a fund’s assets more frequently, which is a benefit to shareholders when interest rates are on the rise.

Although it appears rather certain that interest rates will continue to rise over the coming months, we are of course unsure of the degree of increase. We are confident, though, that our funds will continue to deliver competitive returns relative to their peers because of the funds’ low operating costs. These low costs enable our funds to offer higher-than-average credit quality and higher-than-average net yields.

Robert F. Auwaerter, PRINCIPAL
John Hollyer, PRINCIPAL
David R. Glocke, PRINCIPAL

VANGUARD FIXED INCOME GROUP

SEPTEMBER 21, 2004

FUND PROFILES

As of 8/31/2004 These Profiles provide a snapshot of each fund’s characteristics. Key terms are defined on page 10.

PRIME MONEY MARKET FUND
Financial Attributes
Yield
Investor Shares	1.2%
Institutional Shares	1.4%
Average Weighted Maturity	36 days
Average Quality*	Aaa
Expense Ratio
Investor Shares	0.30%
Institutional Shares	0.09%

Sector Diversification (% of portfolio)
Agency	17%
Banker's Acceptances	1
Finance
Certificates of Deposit	41
Commercial Paper	27
Treasury	6
Other	8
Total	100%

Distribution by Credit Quality* (% of portfolio)
Aaa	38%
Aa	61
A	1

Total	100%

FEDERAL MONEY MARKET FUND
Financial Attributes
Yield	1.2%
Average Weighted Maturity	38 days
Average Quality*	Aaa
Expense Ratio	0.30%

Sector Diversification (% of portfolio)
Agency	48%
Treasury	29
Other	23

Total	100%

Distribution by Credit Quality* (% of portfolio)
Aaa	100%

*Moody’s Investors Service.

Visit our website at Vanguard.com for regularly updated fund information.

FUND PROFILES (CONTINUED)

TREASURY MONEY MARKET FUND
Financial Attributes
Yield	1.1%
Average Weighted Maturity	52 days
Average Quality*	Aaa
Expense Ratio	0.30%

Sector Diversification (% of portfolio)
Treasury	100%

Distribution by Credit Quality* (% of portfolio)
Aaa	100%

ADMIRAL TREASURY MONEY MARKET FUND
Financial Attributes
Yield	1.3%
Average Weighted Maturity	53 days
Average Quality*	Aaa
Expense Ratio	0.13%

Sector Diversification (% of portfolio)
Treasury	100%

Distribution by Credit Quality* (% of portfolio)
Aaa	100%

*Moody’s Investors Service.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Yield.     A snapshot of a fund’s interest income. The yield is expressed as a percentage of the fund’s net asset value. For money market funds, yield is based on income earned over the past seven days and is annualized, or projected forward for the coming year.

PERFORMANCE SUMMARIES

As of 8/31/2004
Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (For the most recent performance, which may be higher or lower than that cited, visit our website at www.vanguard.com.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds. The annualized yields shown reflect the current earnings of the funds more closely than do the average annual returns.

PRIME MONEY MARKET FUND

Cumulative Performance August 31, 1994–August 31, 2004

	Average Annual Total Returns Periods Ended August 31, 2004
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment

Prime Money Market Fund Investor Shares	0.83%	3.05%	4.20%	$15,091
Citigroup 3-Month Treasury Index	0.99	3.02	4.11	14,955
Average Money Market Fund*	0.38	2.47	3.66	14,320

	Average Annual Total Returns Periods Ended August 31, 2004
	One Year	Five Years	Ten Years	Final Value of a $10,000,000 Investment

Prime Money Market Fund Institutional Shares**	1.05%	3.26%	4.39%	$15,374,022
Citigroup 3-Month Treasury Index	0.99	3.02	4.11	14,954,732
Average Institutional Money Market Fund*	0.73	2.91	4.08	14,916,718

Fiscal-Year Total Returns (%) August 31, 1994-August 31, 2004
Fiscal Year	Prime Money Market Fund Investor Shares Total Return	Average Fund* Total Return	Fiscal Year	Prime Money Market Fund Investor Shares Total Return	Average Fund* Total Return
1995	5.6%	5.1%	2000	5.9%	5.3%
1996	5.4	4.9	2001	5.4	4.8
1997	5.4	4.8	2002	2.1	1.4
1998	5.5	4.9	2003	1.1	0.6
1999	5.0	4.4	2004	0.8	0.4
			SEC 7-Day Annualized Yield (8/31/2004): 1.21%

*Returns for Average Money Market Fund and Average Institutional Money Market Fund are derived from data provided by Lipper Inc. **Prior to October 28, 1995, total returns are for Vanguard® Institutional Money Market Portfolio. Note: See Financial Highlights tables on pages 34 and 35 for dividend information.

PERFORMANCE SUMMARIES (CONTINUED)

Average Annual Total Returns for periods ended June 30, 2004

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Prime Money Market Fund
Investor Shares	6/4/1975	0.77%	3.18%	0.00%	4.26%	4.26%
Institutional Shares*	10/3/1989	0.99	3.39	0.00	4.45	4.45

*Prior to October 28, 1995, total returns are for Vanguard Institutional Money Market Portfolio

FEDERAL MONEY MARKET FUND

Cumulative Performance August 31, 1994–August 31, 2004

	Average Annual Total Returns Periods Ended August 31, 2004
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Federal Money Market Fund	0.82%	3.03%	4.16%	$15,033
Citigroup 3-Month Treasury Index	0.99	3.02	4.11	14,955
Average Government Money Market Fund*	0.40	2.51	3.66	14,331

Fiscal-Year Total Returns (%) August 31, 1994-August 31, 2004

Fiscal Year	Federal Money Market Fund Total Return	Average Fund* Total Return	Fiscal Year	Federal Money Market Fund Total Return	Average Fund* Total Return

1995	5.6%	5.0%	2000	5.8%	5.3%
1996	5.4	4.9	2001	5.4	4.8
1997	5.3	4.8	2002	2.1	1.5
1998	5.4	5.0	2003	1.1	0.7
1999	4.9	4.4	2004	0.8	0.4

			SEC 7-Day Annualized Yield (8/31/2004): 1.23%

Average Annual Total Returns for periods ended June 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Federal Money Market Fund	7/13/1981	0.76%	3.16%	0.00%	4.22%	4.22%

*Returns for Average Government Money Market Fund are derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 35 for dividend information.

PERFORMANCE SUMMARIES (CONTINUED)

TREASURY MONEY MARKET FUND

Cumulative Performance August 31, 1994–August 31, 2004

	Average Annual Total Returns Periods Ended August 31, 2004
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment

Treasury Money Market Fund*	0.74%	2.83%	3.93%	$14,700
Citigroup 3-Month Treasury Index	0.99	3.02	4.11	14,955
iMoneyNet Money Fund Report's
Average 100% Treasury Fund	0.39	2.45	3.57	14,201

Fiscal-Year Total Returns (%) August 31, 1994-August 31, 2004

Fiscal Year	Treasury Money Market Fund* Total Return	Average Fund** Total Return	Fiscal Year	Treasury Money Market Fund* Total Return	Average Fund** Total Return
1995	5.3	5.0	2000	5.4	5.0
1996	5.2	4.8	2001	5.1	4.7
1997	5.1	4.8	2002	2.0	1.6
1998	5.1	4.8	2003	1.0	0.7
1999	4.5	4.2	2004	0.7	0.4

			SEC 7-Day Annualized Yield (8/31/2004): 1.14%

Average Annual Total Returns for periods ended June 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Treasury Money Market Fund*	3/9/1983	0.70	2.95	0.00	3.98	3.98%

*Prior to December 2, 1996, known as the U.S. Treasury Portfolio.
**iMoneyNet Money Fund Report’s Average 100% Treasury Fund.
Note: See Financial Highlights table on page 36 for dividend information.

ADMIRAL TREASURY MONEY MARKET FUND

Cumulative Performance August 31, 1994–August 31, 2004

	Average Annual Total Returns Periods Ended August 31, 2004
	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment

Admiral Treasury Money Market Fund	0.91%	3.00%	4.10%	$74,754
Citigroup 3-Month Treasury Index	0.99	3.02	4.11	74,774
iMoneyNet Money Fund Report's
Average 100% Treasury Fund	0.39	2.45	3.57	71,007

Fiscal-Year Total Returns (%) August 31, 1994-August 31, 2004

Fiscal Year	Admiral Treasury Money Market Fund Total Return	Average Fund* Total Return	Fiscal Year	Admiral Treasury Money Market Fund Total Return	Average Fund* Total Return

1995	5.4	5.0	2000	5.5	5.0
1996	5.3	4.8	2001	5.3	4.7
1997	5.3	4.8	2002	2.1	1.6
1998	5.3	4.8	2003	1.2	0.7
1999	4.7	4.2	2004	0.9	0.4

			SEC 7-Day Annualized Yield (8/31/2004): 1.32%

Average Annual Total Returns for periods ended June 30, 2004

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total

Admiral Treasury Money Market Fund	12/14/1992	0.87%	3.12%	0.00%	4.16%	4.16%

*iMoneyNet Money Fund Report’s Average 100% Treasury Fund.
Note: See Financial Highlights table on page 37 for dividend information.

ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Six Months Ended August 31, 2004
Money Market Fund	Beginning Account Value 2/29/2004	Ending Account Value 8/31/2004	Expenses Paid During Period*

Based on Actual Fund Return
Prime
Investor Shares	$1,000.00	$1,004.45	$1.52
Institutional Shares	1,000.00	1,005.56	0.45
Federal	1,000.00	1,004.40	1.52
Treasury	1,000.00	1,003.96	1.52
Admiral Treasury	1,000.00	1,004.87	0.66
Based on Hypothetical 5% Yearly Return
Prime
Investor Shares	$1,000.00	$1,023.49	$1.53
Institutional Shares	1,000.00	1,024.55	0.46
Federal	1,000.00	1,023.49	1.53
Treasury	1,000.00	1,023.49	1.53
Admiral Treasury	1,000.00	1,024.34	0.66

*These calculations are based on expenses incurred in the most recent fiscal half-year. The funds’ annualized six-month expense ratios for that period are: for the Prime Money Market Fund, 0.30% for Investor Shares and 0.09% for Institutional Shares; for the Federal Money Market Fund, 0.30%; for the Treasury Money Market Fund, 0.30%; for the Admiral Treasury Money Market Fund, 0.13%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

•Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Expense Ratios: Your fund compared with its peer group
Money Market Fund	Fund Expense Ratio	Peer-Group Expense Ratio*

Prime
Investor Shares	0.30%	0.87%
Institutional Shares	0.09	0.45
Federal	0.30	0.77
Treasury	0.30	0.73
Admiral Treasury	0.13	0.73

*Peer groups are: for the Prime Money Market Fund Investor Shares, the Average Money Market Fund; for the Prime Money Market Fund Institutional Shares, the Average Institutional Money Market Fund; for the Federal Money Market Fund, the Average Government Money Market Fund; for the Treasury and Admiral Treasury Money Market Funds, the Average U.S. Treasury Money Market Fund. Peer-group ratios are derived from data provided by Lipper Inc. and capture information through year-end 2003.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus (the fee does not apply to the Prime Money Market Fund’s Institutional Shares). If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

As of 8/31/2004 FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund’s holdings on the last day of the reporting period, including each security’s maturity date, coupon rate or yield to maturity at the time of purchase, and statement-date market value. Securities are grouped and subtotaled by type of instrument (U.S. government obligations, commercial paper, certificates of deposit, etc.). Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share. Each fund’s objective is to maintain a constant NAV of $1.00 per share.

At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund’s net assets. Virtually the entire amount of net assets consists of Paid-in Capital (money invested by shareholders). Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day, and Accumulated Realized Gains (Losses) are very small because the fund seldom realizes any significant gains or losses on sales of securities.

Each fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Prime Money Market Fund	Yield^^	Maturity Date	Face Amount (000)	Market Value^ (000)

U.S GOVERNMENT AND AGENCY OBLIGATIONS (22.9%)

Federal Home Loan Bank*	1.404%	9/3/2004	$ 163,000	$ 162,987
Federal Home Loan Bank*	1.384%	9/10/2004	100,000	99,966
Federal Home Loan Bank*	1.433%	9/22/2004	485,000	484,596
Federal Home Loan Bank*	1.435%	10/6/2004	820,000	818,860
Federal Home Loan Bank*	1.574%	10/20/2004	616,000	614,684
Federal Home Loan Bank*	1.601%	11/12/2004	290,000	289,075
Federal Home Loan Bank*	1.615%	11/17/2004	990,000	986,593
Federal National Mortgage Assn.*	1.425%	9/8/2004	228,485	228,422
Federal National Mortgage Assn.*	1.425%	9/15/2004	1,839,025	1,838,009
Federal National Mortgage Assn.*	1.445%	9/22/2004	400,000	399,664
Federal National Mortgage Assn.*	1.540%	10/20/2004	295,155	294,538
Federal National Mortgage Assn.*	1.591%	10/27/2004	932,000	929,702
Federal National Mortgage Assn.*	1.556%	11/3/2004	200,000	199,458
Federal National Mortgage Assn.*	1.696%	11/24/2004	1,000,000	996,057
U.S. Treasury Bill	1.510%-1.519%	11/4/2004	1,300,000	1,296,541
U.S. Treasury Bill	1.476%-1.481%	11/12/2004	1,622,000	1,617,225

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $11,256,377)	11,256,377

COMMERCIAL PAPER (27.5%)

Finance--Auto (3.4%)
DaimlerChrysler Rev. Auto Conduit LLC	1.521%	9/7/2004	62,000	61,984
DaimlerChrysler Rev. Auto Conduit LLC	1.532%	9/9/2004	15,000	14,995

	Yield^^	Maturity Date	Face Amount (000)	Market Value^ (000)
DaimlerChrysler Rev. Auto Conduit LLC	1.462%	9/10/2004	$48,091	$48,073
DaimlerChrysler Rev. Auto Conduit LLC	1.483%	9/24/2004	212,223	212,022
DaimlerChrysler Rev. Auto Conduit LLC	1.574%	10/12/2004	47,300	47,215
DaimlerChrysler Rev. Auto Conduit LLC	1.624%	10/18/2004	44,139	44,046
DaimlerChrysler Rev. Auto Conduit LLC	1.576%	10/19/2004	82,274	82,102
DaimlerChrysler Rev. Auto Conduit LLC	1.606%	11/3/2004	67,601	67,412
New Center Asset Trust	1.475%	9/17/2004	30,000	29,980
New Center Asset Trust	1.525%	10/6/2004	220,000	219,675
New Center Asset Trust	1.566%-1.646%	11/9/2004	343,000	341,968
Toyota Motor Credit	1.334%	9/2/2004 (1)	162,330	162,324
Toyota Motor Credit	1.485%	9/22/2004 (1)	49,000	48,958
Toyota Motor Credit	1.501%	10/4/2004 (1)	93,284	93,156
Toyota Motor Credit	1.646%	11/12/2004 (1)	79,000	78,741
Toyota Motor Credit	1.646%	11/15/2004 (1)	96,000	95,672

	1,648,323

Finance--Other (9.4%)
American Express Credit Corp.	1.501%	9/9/2004	97,000	96,968
American Express Credit Corp.	1.501%	9/10/2004	148,000	147,944
American Express Credit Corp.	1.502%	9/13/2004	100,000	99,950
Cafco, LLC	1.484%	9/1/2004 (1)	95,000	95,000
Cafco, LLC	1.475%	9/7/2004 (1)	80,000	79,980
CRC Funding, LLC	1.484%	9/1/2004 (1)	100,000	100,000
CRC Funding, LLC	1.494%	9/2/2004 (1)	74,000	73,997
CRC Funding, LLC	1.494%	10/1/2004 (1)	150,000	149,814
CRC Funding, LLC	1.525%	10/7/2004 (1)	97,028	96,881
Delaware Funding	1.521%	9/8/2004 (1)	32,000	31,991
Delaware Funding	1.531%	9/16/2004 (1)	51,065	51,032
General Electric Capital Corp.	1.334%	9/1/2004	393,000	393,000
General Electric Capital Corp.	1.334%	9/2/2004	318,000	317,988
General Electric Capital Corp.	1.394%	9/9/2004	235,000	234,927
General Electric Capital Corp.	1.505%	10/4/2004	14,000	13,981
General Electric Capital Corp.	1.576%	11/9/2004	256,000	255,230
GovCo Inc.	1.505%	10/6/2004 (1)	43,200	43,137
GovCo Inc.	1.525%	10/8/2004 (1)	51,000	50,920
GovCo Inc.	1.546%	10/18/2004 (1)	45,000	44,910
GovCo Inc.	1.556%	10/19/2004 (1)	55,000	54,886
GovCo Inc.	1.556%	10/20/2004 (1)	15,000	14,968
GovCo Inc.	1.566%	10/21/2004 (1)	107,000	106,768
GovCo Inc.	1.677%	11/15/2004 (1)	20,500	20,429
GovCo Inc.	1.677%	11/17/2004 (1)	12,000	11,957
Old Line Funding Corp.	1.393%-1.403%	9/1/2004 (1)	81,353	81,353
Old Line Funding Corp.	1.402%	9/2/2004 (1)	47,027	47,025
Old Line Funding Corp.	1.532%	9/10/2004 (1)	24,955	24,945
Old Line Funding Corp.	1.532%	9/13/2004 (1)	185,452	185,357
Old Line Funding Corp.	1.552%	9/15/2004 (1)	53,830	53,798
Old Line Funding Corp.	1.485%-1.542%	9/20/2004 (1)	147,293	147,177
Old Line Funding Corp.	1.653%	10/15/2004 (1)	7,828	7,812
Old Line Funding Corp.	1.556%-1.614%	10/20/2004 (1)	99,869	99,655
Old Line Funding Corp.	1.674%	10/27/2004 (1)	16,224	16,182
Park Avenue Receivable Corp.	1.531%	9/14/2004 (1)	51,061	51,033
Park Avenue Receivable Corp.	1.581%	9/27/2004 (1)	52,229	52,169
Preferred Receivables Funding Co.	1.522%	9/10/2004 (1)	115,936	115,892

Prime Money Market Fund	Yield^^	Maturity Date	Face Amount (000)	Market Value^ (000)
Preferred Receivables Funding Co.	1.541%	9/14/2004 (1)	$150,000	$149,917
Preferred Receivables Funding Co.	1.582%	9/28/2004 (1)	36,566	36,523
Triple A One Funding Corp.	1.531%	9/8/2004 (1)	39,961	39,949
Triple A One Funding Corp.	1.532%	9/9/2004 (1)	60,000	59,980
Triple A One Funding Corp.	1.532%	9/10/2004 (1)	52,606	52,586
Triple A One Funding Corp.	1.532%	9/13/2004 (1)	108,725	108,670
Triple A One Funding Corp.	1.541%	9/14/2004 (1)	29,068	29,052
Triple A One Funding Corp.	1.542%	9/15/2004 (1)	13,941	13,933
Variable Funding Capital Corp.	1.403%	9/3/2004 (1)	150,000	149,988
Variable Funding Capital Corp.	1.541%	9/10/2004 (1)	62,000	61,976
Yorktown Capital LLC	1.532%	9/10/2004 (1)	105,000	104,960
Yorktown Capital LLC	1.541%	9/14/2004 (1)	109,349	109,288
Yorktown Capital LLC	1.542%	9/17/2004 (1)	120,000	119,918
Yorktown Capital LLC	1.532%	9/20/2004 (1)	9,000	8,993
Yorktown Capital LLC	1.592%	9/29/2004 (1)	16,049	16,029
Yorktown Capital LLC	1.505%	10/4/2004 (1)	18,878	18,852
Yorktown Capital LLC	1.546%	10/15/2004 (1)	95,000	94,821

	4,644,491

Foreign Banks (8.4%)
ABN-AMRO North America Finance Inc.	1.445%	9/17/2004	196,000	195,874
ANZ (Delaware) Inc.	1.48%	10/6/2004	250,000	249,641
Barclay's U.S. Funding	1.582%	9/29/2004	70,000	69,914
CBA (Delaware) Finance Inc.	1.334%	9/9/2004	250,000	249,926
CBA (Delaware) Finance Inc.	1.511%	9/10/2004	15,000	14,994
CBA (Delaware) Finance Inc.	1.505%	9/13/2004	98,939	98,889
CBA (Delaware) Finance Inc.	1.455%	9/17/2004	237,000	236,847
CBA (Delaware) Finance Inc.	1.485%	10/6/2004	100,000	99,856
CBA (Delaware) Finance Inc.	1.545%	10/12/2004	58,000	57,898
CBA (Delaware) Finance Inc.	1.576%	10/25/2004	77,000	76,819
Danske Corp.	1.522%	9/20/2004	177,000	176,858
Danske Corp.	1.455%	9/23/2004	200,000	199,823
Danske Corp.	1.475%	9/24/2004	200,000	199,812
Danske Corp.	1.555%	10/22/2004	59,000	58,853
Danske Corp.	1.726%	11/22/2004	9,900	9,861
Dexia Delaware LLC	1.440%	9/13/2004	300,000	299,857
Dexia Delaware LLC	1.470%	9/21/2004	189,500	189,346
Dexia Delaware LLC	1.546%	10/18/2004	123,000	122,753
European Investment Bank	1.274%	9/2/2004	195,360	195,353
HBOS Treasury Services PLC	1.304%	9/7/2004	175,000	174,962
HBOS Treasury Services PLC	1.455%	9/10/2004	4,100	4,099
HBOS Treasury Services PLC	1.606%	11/5/2004	50,000	49,856
ING (U.S.) Funding LLC	1.465%	9/17/2004	44,500	44,471
ING (U.S.) Funding LLC	1.495%	9/20/2004	195,000	194,847
ING (U.S.) Funding LLC	1.475%	9/23/2004	55,000	54,951
Lloyds Bank	1.536%	10/19/2004	204,000	203,584
Societe Generale N.A. Inc.	1.667%	11/19/2004	54,000	53,803
UBS Finance (Delaware), Inc.	1.485%	9/13/2004	52,900	52,874
Westpac Capital Corp.	1.596%	11/2/2004	72,000	71,803
Westpac Trust Services New Zealand Ltd.	1.354%	9/9/2004	200,000	199,940
Westpac Trust Services New Zealand Ltd.	1.631%	11/9/2004	200,000	199,377

	4,107,741

	Yield^^	Maturity Date	Face Amount (000)	Market Value^ (000)

Foreign Finance--Other (1.9%)
Caisse d'Amortissement de la Dette	1.546%	10/18/2004 $	100,000	$ 99,799
CDC Commercial Paper Corp.	1.465%	9/16/2004 (1)	100,000	99,939
CDC Commercial Paper Corp.	1.455%	9/20/2004 (1)	50,000	49,962
CDC Commercial Paper Corp.	1.446%	9/22/2004 (1)	250,000	249,789
CDC Commercial Paper Corp.	1.505%	10/8/2004 (1)	185,000	184,715
CDC Commercial Paper Corp.	1.526%	10/18/2004 (1)	50,000	49,901
CDC Commercial Paper Corp.	1.605%	10/20/2004 (1)	49,500	49,392
CDC Commercial Paper Corp.	1.617%-1.647%	11/17/2004 (1)	95,000	94,670
CDC Commercial Paper Corp.	1.706%	11/22/2004 (1)	61,700	61,461
Fortis Funding LLC	1.581%	9/28/2004 (1)	1,000	999

	940,627

Foreign Industrial (2.7%)
Nestle Capital Corp.	1.455%	9/22/2004 (1)	200,000	199,831
Network Rail Finance PLC	1.525%	10/8/2004 (1)	31,972	31,922
Network Rail Finance PLC	1.545%	10/12/2004 (1)	25,111	25,067
Network Rail Finance PLC	1.556%	10/14/2004 (1)	35,000	34,935
Network Rail Finance PLC	1.556%	10/15/2004 (1)	25,000	24,953
Network Rail Finance PLC	1.646%	11/12/2004 (1)	135,000	134,557
Network Rail Finance PLC	1.726%	11/22/2004 (1)	35,000	34,863
Total Capital	1.274%	9/3/2004 (1)	515,730	515,694
Total Capital	1.344%-1.455%	9/10/2004 (1)	222,400	222,325
Total Capital	1.581%	9/27/2004 (1)	97,300	97,189

	1,321,336

Industrial (1.7%)
Pfizer Inc.	1.455%	9/30/2004 (1)	15,000	14,982
Procter & Gamble	1.465%-1.495%	9/27/2004 (1)	93,000	92,901
Procter & Gamble	1.485%	10/4/2004 (1)	66,000	65,910
Procter & Gamble	1.536%	10/25/2004 (1)	173,000	172,603
Wal-Mart Stores, Inc.	1.501%	9/8/2004 (1)	88,000	87,974
Wal-Mart Stores, Inc.	1.492%-1.502%	9/14/2004 (1)	312,386	312,217
Wal-Mart Stores, Inc.	1.505%	10/12/2004 (1)	101,000	100,827
Wal-Mart Stores, Inc.	1.685%	11/2/2004 (1)	11,800	11,766

	859,180

TOTAL COMMERCIAL PAPER
(Cost $13,521,698)	13,521,698

CERTIFICATES OF DEPOSIT (27.3%)

Certificates of Deposit--U.S. Banks (5.0%)
State Street Bank & Trust	1.32%	9/7/2004	194,500	194,500
State Street Bank & Trust	1.43%	9/15/2004	295,500	295,500
State Street Bank & Trust	1.46%	9/21/2004	194,000	194,000
State Street Bank & Trust	1.46%	9/22/2004	294,000	294,000
State Street Bank & Trust	1.48%	10/4/2004	50,000	50,000
State Street Bank & Trust	1.64%	11/9/2004	199,000	199,000
Wells Fargo Bank, NA	1.53%	9/14/2004	197,000	197,000
Wells Fargo Bank, NA	1.53%	9/15/2004	610,000	610,000
Wells Fargo Bank, NA	1.53%	9/17/2004	422,000	421,998
Wells Fargo Bank, NA	1.56%	9/24/2004	1,250	1,250

	2,457,248

Prime Money Market Fund	Yield^^	Maturity Date	Face Amount (000)	Market Value^ (000)
Yankee Certificates of Deposit--U.S. Branches (22.3%)
Australia & New Zealand Banking Group
(New York Branch)	1.51%	9/13/2004	$100,000	$100,000
Australia & New Zealand Banking Group
(New York Branch)	1.45%	9/22/2004	98,000	98,000
Bank of Montreal (Chicago Branch)	1.45%	9/13/2004	200,000	200,000
Bank of Montreal (Chicago Branch)	1.51%	9/13/2004	245,000	245,000
Bank of Montreal (Chicago Branch)	1.57%	10/20/2004	100,000	100,000
Bank of Montreal (Chicago Branch)	1.58%	10/25/2004	100,000	100,000
BNP Paribas (New York Branch)	1.58%	10/26/2004	250,000	250,000
BNP Paribas (New York Branch)	1.575%	11/9/2004	100,000	100,000
Calyon (New York Branch)	1.33%	9/7/2004	395,500	395,500
Calyon (New York Branch)	1.345%	9/7/2004	180,000	180,000
Calyon (New York Branch)	1.485%	9/24/2004	19,000	19,000
Calyon (New York Branch)	1.65%	11/15/2004	385,000	385,000
Canadian Imperial Bank of Commerce
(New York Branch)	1.50%	9/10/2004	196,000	196,000
Canadian Imperial Bank of Commerce
(New York Branch)	1.59%	10/14/2004	294,600	294,600
Dexia Bank (New York Branch)	1.35%	9/7/2004	500,000	500,000
Dexia Bank (New York Branch)	1.46%	9/21/2004	116,000	116,000
Fortis Bank NV-SA (New York Branch)	1.30%	9/1/2004	146,500	146,500
Fortis Bank NV-SA (New York Branch)	1.34%	9/9/2004	319,200	319,200
Fortis Bank NV-SA (New York Branch)	1.52%	9/13/2004	150,000	150,000
Fortis Bank NV-SA (New York Branch)	1.47%	9/21/2004	32,000	32,000
Fortis Bank NV-SA (New York Branch)	1.54%	10/18/2004	15,000	15,000
Fortis Bank NV-SA (Stamford Branch)	1.54%	10/14/2004	192,100	192,100
HBOS Treasury Services PLC (New York Branch)	1.30%	9/3/2004	200,000	200,000
HSBC Bank USA (New York Branch)	1.44%	9/17/2004	250,000	250,000
HSBC Bank USA (New York Branch)	1.45%	9/21/2004	264,000	264,000
HSBC Bank USA (New York Branch)	1.53%	10/18/2004	192,000	192,000
HSBC Bank USA (New York Branch)	1.58%	11/10/2004	47,000	46,997
HSBC Bank USA (New York Branch)	1.60%	11/10/2004	100,000	100,004
HSH Nordbank AG (New York Branch)	1.27%	9/1/2004	81,000	81,000
HSH Nordbank AG (New York Branch)	1.30%	9/1/2004	196,350	196,350
HSH Nordbank AG (New York Branch)	1.490%	9/13/2004	295,000	295,000
HSH Nordbank AG (New York Branch)	1.64%	11/9/2004	410,000	410,000
Landesbank Baden-Wuerttemberg
(New York Branch)	1.35%	9/7/2004	300,000	300,000
Landesbank Baden-Wuerttemberg
(New York Branch)	1.38%	9/8/2004	500,000	500,000
Landesbank Baden-Wuerttemberg
(New York Branch)	1.48%	9/13/2004	135,500	135,500
Landesbank Baden-Wuerttemberg
(New York Branch)	1.50%	9/30/2004	268,000	268,000
Landesbank Hessen-Thueringen
(New York Branch)	1.305%	9/1/2004	296,000	296,000
Lloyds Bank (New York Branch)	1.50%	9/27/2004	253,000	253,000
Lloyds Bank (New York Branch)	1.09%	11/10/2004	90,000	89,902
Rabobank Nederlanden (New York Branch)	1.39%	9/8/2004	337,000	337,000
Rabobank Nederlanden (New York Branch)	1.345%	9/9/2004	400,000	400,000

	Yield^^	Maturity Date	Face Amount (000)	Market Value^ (000)
Rabobank Nederlanden (New York Branch)	1.615%	11/12/2004	$100,000	$ 99,995
Rabobank Nederlanden (New York Branch)	1.54%	10/20/2004	45,100	45,096
Royal Bank of Scotland PLC (New York Branch)	1.61%	10/18/2004	731,000	731,000
Societe Generale (New York Branch)	1.34%	9/9/2004	345,500	345,500
UBS AG (Stamford Branch)	1.335%	9/9/2004	490,500	490,500
UBS AG (Stamford Branch)	1.52%	9/27/2004	500,000	500,000

	10,960,744

TOTAL CERTIFICATES OF DEPOSIT
(Cost $13,417,992)		13,417,992

EURODOLLAR CERTIFICATES OF DEPOSIT (13.1%)

ABN-AMRO Bank NV	1.485%	9/27/2004	455,000	454,998
ABN-AMRO Bank NV	1.665%	11/19/2004	288,000	288,003
Barclay's Bank PLC	1.34%	9/9/2004	185,000	185,000
Barclay's Bank PLC	1.60%	10/12/2004	200,000	200,000
Barclay's Bank PLC	1.54%	10/15/2004	176,000	176,000
Barclay's Bank PLC	1.58%	10/26/2004	347,000	347,000
Barclay's Bank PLC	1.715%	11/26/2004	245,000	245,000
BNP Paribas	1.43%	9/14/2004	19,000	19,000
BNP Paribas	1.64%	11/15/2004	387,000	387,000
BNP Paribas	1.68%	11/24/2004	250,000	249,971
BNP Paribas	1.71%	11/24/2004	220,000	219,990
Deutsche Bank AG	1.51%	10/8/2004	742,000	742,007
Deutsche Bank AG	1.61%	11/12/2004	241,000	241,000
HBOS Treasury Services PLC	1.36%	9/10/2004	265,000	265,000
HBOS Treasury Services PLC	1.58%	11/9/2004	190,000	190,000
ING Bank N.V	1.35%	9/10/2004	393,000	393,000
ING Bank N.V	1.51%	10/8/2004	207,000	207,000
ING Bank N.V	1.65%	11/15/2004	90,000	90,000
Landesbank Hessen-Thueringen	1.28%	9/13/2004	98,000	97,997
Landesbank Hessen-Thueringen	1.46%	9/17/2004	400,000	400,002
Royal Bank of Scotland PLC	1.49%	9/27/2004	490,000	490,000
Societe Generale	1.46%	9/1/2004	40,000	40,000
Societe Generale	1.35%	9/10/2004	236,000	236,000
Societe Generale	1.58%	11/9/2004	208,000	208,000
Societe Generale	1.10%	11/10/2004	100,000	99,892

TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
(Cost $6,471,860)	6,471,860

OTHER NOTES (1.0%)

Bank of America National Assn
(Cost $489,500)	1.49%	10/4/2004	489,500	489,500

REPURCHASE AGREEMENTS (7.5%)

Barclays Capital Inc.
(Dated 8/31/2004, Repurchase Value $500,022,000,
collateralized by Federal Home Loan Mortgage Corp.
Discount Note, 12/10/2004-6/27/2005,
Federal National Mortgage Assn. Discount Note,
1/5/2005, Federal Home Loan Mortgage Corp.,
1.875%, 6/15/2006)	1.59%	9/1/2004	500,000	500,000

Prime Money Market Fund	Yield^^	Maturity Date	Face Amount (000)	Market Value^ (000)
Bank of America Securities, LLC
(Dated 8/31/2004, Repurchase Value $500,022,000,
collateralized by Federal Farm Credit Bank,
5.35%, 6/16/2014, Federal National Mortgage Assn.,
4.25%-6.625%, 7/15/2007-11/15/2030, Federal
Home Loan Mortgage Corp. Discount Note, 3/1/2005-
7/26/2005, Federal Home Loan Mortgage Corp.,
2.25%-7.10%, 11/15/2004-8/15/2024)	1.58%	9/1/2004	$500,000	$ 500,000
Citigroup Global Markets
(Dated 8/31/2004, Repurchase Value $500,022,000,
collateralized by U.S. Treasury Bill 12/30/2004-
1/13/2005, U.S. Treasury Note, 1.5%-7.5%,
2/15/2005-11/15/2013, U.S. Treasury Bond,
6.25%-12.0%, 2/15/2006-5/15/2030, Federal
National Mortgage Assn. Discount Note,
11/17/2004-1/7/2005, Federal National Mortgage
Assn., 5.875%, 2/2/2006, Federal Home Loan
Mortgage Corp. Discount Note, 3/15/2015, Federal
Home Loan Mortgage Corp., 7.0%, 3/15/2010)	1.58%	9/1/2004	500,000	500,000
Deutsche Bank Securities Inc.
(Dated 8/31/2004, Repurchase Value $500,022,000,
collateralized by Federal National Mortgage Assn.,
Discount Note, 6/24/2005, Federal National Mortgage
Assn., 7.125%, 1/15/2030, Federal Home Loan Mortgage
Corp. Discount Note, 9/21/2004-7/18/2005, Federal
Home Loan Mortgage Corp., 1.875%-7.20%,
1/15/2005-7/15/2032)	1.58%	9/1/2004	500,000	500,000
Goldman Sachs & Co.
(Dated 8/31/2004, Repurchase Value $507,783,000,
collateralized by Federal National Mortgage Assn.,
3.25%-5.25%, 4/15/2007-2/15/2009,
Federal Home Loan Mortgage Corp.,
2.125%-6.625%, 8/17/2005-7/15/2032)	1.57%	9/1/2004	507,761	507,761
Morgan Stanley & Co. Inc.
(Dated 8/31/2004, Repurchase Value $775,034,000,
collateralized by Federal National Mortgage Assn.,
4.625%-6.25%, 5/2/2006-5/1/2013, Federal Home
Loan Mortgage Corp., 1.625%-6.5%,
11/15/2004-11/13/2009)	1.58%	9/1/2004	775,000	775,000
Societe Generale
(Dated 8/31/2004, Repurchase Value $400,018,000,
collateralized by U.S. Treasury Note, 5.0%-5.875%,
11/15/2004-2/15/2011, Federal National Mortgage
Assn. Discount Note, 11/17/2004-4/29/2005,
Federal Home Loan Mortgage Corp., Discount Note,
7/26/2005, Federal Home Loan Mortgage Corp.,
1.50%, 8/19/2005)	1.58%	9/1/2004	400,000	400,000

TOTAL REPURCHASE AGREEMENTS
(Cost $3,682,761)	3,682,761

		Market Value^ (000)
MONEY MARKET FUND (0.2%)

	Shares
Vanguard Yorktown Liquidity Fund, 1.53%**
(Cost $100,000)	100,000,000	$100,000

TOTAL INVESTMENTS (99.5%)
(Cost $48,940,188)	48,940,188

OTHER ASSETS AND LIABILITIES (0.5%)

Other Assets--Note B	359,025
Liabilities	(114,026)
	244,999
NET ASSETS (100%)	$ 49,185,187

^ See Note A in Notes to Financial Statements.

^^ Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities. *The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

   If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line-of-credit) would require congressional action.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

(1)Security exempt from registration under Section 4(2) of the Securities Act of 1933. These securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At August 31, 2004, the value of these securities was $6,584,698,000, representing 13.4% of net assets.

AT AUGUST 31, 2004, NET ASSETS CONSISTED OF:
Amount (000)
Paid-in Capital	$ 49,185,651
Undistributed Net Investment Income	--
Accumulated Net Realized Losses	(464)

NET ASSETS	$ 49,185,187

Investor Shares--Net Assets
Applicable to 43,884,295,459 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$ 43,883,956

NET ASSET VALUE PER SHARE--INVESTOR SHARES	$ 1.00

Institutional Shares--Net Assets
Applicable to 5,301,363,831 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$ 5,301,231

NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES	$ 1.00

Federal Money Market Fund	Yield^^	Maturity Date	Face Amount (000)	Market Value^ (000)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (81.3%)

Federal Home Loan Bank*	1.462%	9/3/2004	$ 57,000	$ 56,995
Federal Home Loan Bank*	1.384%	9/10/2004	175,000	174,940
Federal Home Loan Bank*	1.425%	9/17/2004	72,000	71,954
Federal Home Loan Bank*	1.425%-1.435%	9/22/2004	753,403	752,776
Federal Home Loan Bank*	1.435%	9/24/2004	39,597	39,561
Federal Home Loan Bank*	1.574%	10/20/2004	190,000	189,594
Federal Home Loan Bank*	1.606%	11/3/2004	106,094	105,797
Federal National Mortgage Assn.*	1.334%	9/8/2004	60,000	59,984
Federal National Mortgage Assn.*	1.541%	10/20/2004	204,845	204,417
Federal National Mortgage Assn.*	1.591%	10/27/2004	855,000	852,892
Federal National Mortgage Assn.*	1.537%	10/28/2004	300,000	299,979
U.S. Treasury Bill	1.471%	9/15/2004	380,000	379,783
U.S. Treasury Bill	1.420%	10/28/2004	100,000	99,776
U.S. Treasury Bill	1.487%	11/18/2004	600,000	598,075
U.S. Treasury Bill	1.549%-1.584%	12/2/2004	650,000	647,421

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $4,533,944)	4,533,944

REPURCHASE AGREEMENTS (23.8%)

Barclays Capital Inc.
(Dated 8/31/2004, Repurchase Value
$200,009,000, collateralized by Federal
National Mortgage Assn. Discount Note, 10/22/2004,
Federal Home Loan Mortgage Corp. Discount Note,
;1/4/2005-3/28/2005)	1.59%	9/1/2004	200,000	200,000
Bank of America Securities, LLC
(Dated 8/31/2004, Repurchase Value $24,312,000,
collateralized by Federal National Mortgage Assn
Discount Note, 2/9/2005-6/24/2005)	1.50%	9/1/2004	24,311	24,311
Bank of America Securities, LLC
(Dated 8/31/2004, Repurchase Value $300,013,000,
collateralized by Federal National Mortgage Assn
Discount Note, 4/29/2005, Federal Home Loan
Mortgage Corp. Discount Note, 12/29/2004-
2/15/2005, Federal Home Loan Mortgage Corp.
2.55%-2.81%, 2/2/2006-10/27/2006)	1.58%	9/1/2004	300,000	300,000
Citigroup Global Markets
(Dated 8/31/2004, Repurchase Value $200,009,000,
collateralized by U.S. Treasury Bill, 11/12/2004,
U.S. Treasury Note, 1.875%-4.0%, 11/30/2005-
2/15/2014, U.S. Treasury Bond, 6.5%-9.0%,
5/15/2017-11/15/2026, Federal Home Loan Mortgage
Corp. Discount Note, 3/15/2012-9/15/2018, Federal
Home Loan Mortgage Corp., 3.25%, 11/15/2004)	1.58%	9/1/2004	200,000	200,000
Deutsche Bank Securities Inc.
(Dated 8/31/2004, Repurchase Value $200,009,000,
collateralized by Federal National Mortgage Assn
Discount Note, 10/4/2004, Federal Home Loan
Mortgage Corp. Discount Note, 9/10/2004-1/11/2005,
Federal Home Loan Mortgage Corp., 3.25%-7.0%,
2/14/2005-8/15/2012)	1.58%	9/1/2004	200,000	200,000

	Yield^^	Maturity Date	Face Amount (000)	Market Value^ (000)
Goldman Sachs & Co.
(Dated 8/31/2004, Repurchase Value $200,009,000,
collateralized by U.S. Treasury Note, 3.375%,
12/15/2008, U.S. Treasury Bond 2.375%-3.875%,
1/15/2025-4/15/2032)	1.57%	9/1/2004	$200,000	$200,000
Morgan Stanley & Co. Inc.
(Dated 8/31/2004, Repurchase Value $200,009,000,
collateralized by Federal National Mortgage Assn.,
4.0%-10.0%, 1/1/2008-9/1/2034, Federal Home
Loan Mortgage Corp., 1.875%-6.75%,
2/15/2006-9/15/2029, U.S. Treasury Bond,
11.25%, 2/15/2015)	1.58%	9/1/2004	200,000	200,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,324,311)	1,324,311

TOTAL INVESTMENTS (105.1%)
(Cost $5,858,255)	5,858,255

OTHER ASSETS AND LIABILITIES--NET (-5.1%)	(282,964)

NET ASSETS (100%)

Applicable to 5,575,291,679 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$ 5,575,291

NET ASSET VALUE PER SHARE		$ 1.00

^  See Note A in Notes to Financial Statements.

^^  Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
* The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line-of-credit) would require congressional action.
(1)Adjustable-rate note.

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments in Securities, at Value	$ 5,858,255
Receivables for Investment Securities Sold	728,840
Other Assets--Note B	23,480

Total Assets	6,610,575

Liabilities
Payables for Investment Securities Purchased	1,027,191
Other Liabilities	8,093

Total Liabilities	1,035,284

NET ASSETS (100%)	$ 5,575,291

AT AUGUST 31, 2004, NET ASSETS CONSISTED OF:
	Amount	Per
	(000)	Share

Paid-in Capital	$ 5,575,303	$1.00
Undistributed Net Investment Income	--	--
Accumulated Net Realized Losses	(12)	--

NET ASSETS	$ 5,575,291	$1.00

Treasury Money Market Fund	Yield^^	Maturity Date	Face Amount (000)	Market Value^ (000)

U.S GOVERNMENT SECURITIES (99.2%)

U.S. Treasury Bill	1.361%-1.375%	9/2/2004	$ 1,536	$ 1,536
U.S. Treasury Bill	1.000%-1.412%	9/9/2004	395,000	394,880
U.S. Treasury Bill	0.861%	9/16/2004	635	635
U.S. Treasury Bill	1.366%-1.401%	9/23/2004	877,000	876,264
U.S. Treasury Bill	1.422%-1.427%	9/30/2004	1,395,000	1,393,458
U.S. Treasury Bill	1.412%-1.470%	11/4/2004	320,000	319,178
U.S. Treasury Bill	1.380%-1.476%	11/12/2004	497,000	495,580
U.S. Treasury Bill	1.487%-1.490%	11/18/2004	330,378	329,318
U.S. Treasury Bill	1.523%-1.533%	11/26/2004	539,051	537,092
U.S. Treasury Bill	1.584%	12/2/2004	245,000	244,023

TOTAL U.S. GOVERNMENT SECURITIES
(Cost $4,591,964)	4,591,964

OTHER ASSETS AND LIABILITIES--NET (0.8%)	35,969

NET ASSETS (100%)
Applicable to 4,627,442,333 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$4,627,933

NET ASSET VALUE PER SHARE	$1.00

^   See Note A in Notes to Financial Statements.

^^   Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments in Securities, at Value	$ 4,591,964
Receivables for Investment Securities Sold	1,637,757
Other Assets--Note B	44,071

Total Assets	6,273,792

Liabilities
Payables for Investment Securities Purchased	1,637,481
Other Liabilities	8,378

Total Liabilities	1,645,859

NET ASSETS (100%)	$ 4,627,933

AT AUGUST 31, 2004, NET ASSETS CONSISTED OF:

	Amount	Per
	(000)	Share

Paid-in Capital	$ 4,627,462	$1.00
Undistributed Net Investment Income	--	--
Accumulated Net Realized Gains	471	--

NET ASSETS	$ 4,627,933	$1.00

Admiral Treasury Money Market Fund	Yield^^	Maturity Date	Face Amount (000)	Market Value^ (000)

U.S. GOVERNMENT SECURITIES (100.7%)

U.S. Treasury Bill	1.320%-1.375%	9/2/2004	$ 125,623	$ 125,618
U.S. Treasury Bill	1.00%-1.411%	9/9/2004	1,190,000	1,189,649
U.S. Treasury Bill	0.861%	9/16/2004	9,051	9,050
U.S. Treasury Bill	1.356%-1.401%	9/23/2004	1,963,185	1,961,537
U.S. Treasury Bill	1.421%-1.427%	9/30/2004	4,010,000	4,005,567
U.S. Treasury Bill	1.412%-1.470%	11/4/2004	1,434,000	1,430,328
U.S. Treasury Bill	1.380%-1.476%	11/12/2004	1,303,000	1,299,284
U.S. Treasury Bill	1.487%-1.490%	11/18/2004	929,476	926,493
U.S. Treasury Bill	1.523%-1.533%	11/26/2004	1,550,949	1,545,314
U.S. Treasury Bill	1.584%	12/2/2004	875,000	871,511

TOTAL U.S. GOVERNMENT SECURITIES
(Cost $13,364,351)	13,364,351

OTHER ASSETS AND LIABILITIES-NET(-0.7%)	(94,207)

NET ASSETS (100%)
Applicable to 13,270,230,653 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$ 13,270,144

NET ASSET VALUE PER SHARE	$ 1.00

^ See Note A in Notes to Financial Statements.

^^ Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments in Securities, at Value	$13,364,351
Receivables for Investment Securities Sold	4,758,431
Other Assets--Note B	49,072

Total Assets	18,171,854

Liabilities
Payables for Investment Securities Purchased	4,877,078
Other Liabilities	24,632

Total Liabilities	4,901,710

NET ASSETS (100%)	$13,270,144

AT AUGUST 31, 2004, NET ASSETS CONSISTED OF:

	Amount	Per
	(000)	Share

Paid-in Capital	$13,270,232	$1.00
Undistributed Net Investment Income	--	--
Accumulated Net Realized Losses	(88)	--

NET ASSETS	$13,270,144	$1.00

STATEMENT OF OPERATIONS

This Statement shows interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and any Unrealized Appreciation (Depreciation) of investments during the period. For money market funds, Realized Net Gain (Loss) should always be minimal, and Unrealized Appreciation (Depreciation) should be zero.

	Prime Money Market Fund	Federal Money Market Fund	Treasury Money Market Fund	Admiral Treasury Money Market Fund
	Year Ended August 31, 2004
	(000)	(000)	(000)	(000)

INVESTMENT INCOME
Income
Interest	$553,122	$65,123	$49,096	$134,513

Total Income	553,122	65,123	49,096	134,513

Expenses
The Vanguard Group--Note B
Investment Advisory Services	6,411	772	621	1,675
Management and Administrative
Investor Shares	119,395	15,643	12,696	12,375
Institutional Shares	2,478	--	--	--
Marketing and Distribution
Investor Shares	8,761	1,166	932	2,487
Institutional Shares	856	--	--	--
Custodian Fees	775	96	78	206
Auditing Fees	14	13	13	13
Shareholders' Reports
Investor Shares	732	105	90	48
Institutional Shares	--	--	--	--
Trustees' Fees and Expenses	49	6	5	11

Total Expenses	139,471	17,801	14,435	16,815

NET INVESTMENT INCOME	413,651	47,322	34,661	117,698

REALIZED NET GAIN (LOSS)
ON INVESTMENT SECURITIES SOLD	(1,958)	(146)	(66)	(514)

UNREALIZED APPRECIATION (DEPRECIATION)
OF INVESTMENT SECURITIES	--	--	--	--

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$411,693	$47,176	$34,595	$117,184

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Dividends from Net Investment Income generally equal the net income earned as shown under the Operations section. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. Dividends and Capital Share Transactions are shown separately for each class of shares.

	Prime Money Market Fund
	Year Ended August 31,
	2004	2003
	(000)	(000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$413,651	$608,070
Realized Net Gain (Loss)	(1,958)	1,332
Unrealized Appreciation (Depreciation)	--	--

Net Increase (Decrease) in Net Assets
Resulting from Operations	411,693	609,402

Dividends from Net Investment Income
Investor Shares	(365,640)	(550,161)
Institutional Shares	(48,011)	(57,909)

Total Dividends	(413,651)	(608,070)

Capital Share Transactions--Investor Shares (at $1.00)
Issued	49,361,746	46,693,289
Issued in Lieu of Cash Distributions	354,616	533,180
Redeemed	(53,171,876)	(49,670,671)

Net Increase (Decrease)--Investor Shares	(3,455,514)	(2,444,202)

Capital Share Transactions--Institutional Shares (at $1.00)
Issued	7,804,958	7,135,394
Issued in Lieu of Cash Distributions	44,586	51,505
Redeemed	(6,844,040)	(6,783,602)

Net Increase (Decrease)--Institutional Shares	1,005,504	403,297

Total Increase (Decrease)	(2,451,968)	(2,039,573)

Net Assets
Beginning of Period	51,637,155	53,676,728

End of Period	$49,185,187	$51,637,155

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

	Federal Money Market Fund
	Year Ended August 31,
	2004	2003
	(000)	(000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$47,322	$74,807
Realized Net Gain (Loss)	(146)	(153)
Unrealized Appreciation (Depreciation)	--	--

Net Increase (Decrease) in Net Assets
Resulting from Operations	47,176	74,654

Dividends from Net Investment Income	(47,322)	(74,807)

Capital Share Transactions (at $1.00)
Issued	3,997,574	4,382,951
Issued in Lieu of Cash Distributions	45,996	72,576
Redeemed	(4,757,203)	(4,959,946)

Net Increase (Decrease) from Capital Share Transactions	(713,633)	(504,419)

Total Increase (Decrease)	(713,779)	(504,572)

Net Assets
Beginning of Period	6,289,070	6,793,642

End of Period	$5,575,291	$6,289,070

	Treasury Money Market Fund
	Year Ended August 31,
	2004	2003
	(000)	(000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$34,661	$51,161
Realized Net Gain (Loss)	(66)	(9)
Unrealized Appreciation (Depreciation)	--	--

Net Increase (Decrease) in Net Assets
Resulting from Operations	34,595	51,152

Dividends from Net Investment Income	(34,661)	(51,161)

Capital Share Transactions (at $1.00)
Issued	4,091,422	4,132,876
Issued in Lieu of Cash Distributions	33,683	49,561
Redeemed	(4,456,391)	(4,045,418)

Net Increase (Decrease) from Capital Share Transactions	(331,286)	137,019

Total Increase (Decrease)	(331,352)	137,010

Net Assets
Beginning of Period	4,959,285	4,822,275

End of Period	$4,627,933	$4,959,285

	Admiral Treasury Money Market Fund
	Year Ended August 31,
	2004	2003
	(000)	(000)

INCREASE (DECREASE) IN NET ASSETS

Operations
Net Investment Income	$117,698	$139,001
Realized Net Gain (Loss)	(514)	44
Unrealized Appreciation (Depreciation)	--	--

Net Increase (Decrease) in Net Assets
Resulting from Operations	117,184	139,045

Dividends from Net Investment Income	(117,698)	(139,001)

Capital Share Transactions (at $1.00)
Issued	13,206,791	12,787,090
Issued in Lieu of Cash Distributions	111,037	131,227
Redeemed	(13,176,473)	(10,396,787)

Net Increase (Decrease) from Capital Share Transactions	141,355	2,521,530

Total Increase (Decrease)	140,841	2,521,574

Net Assets
Beginning of Period	13,129,303	10,607,729

End of Period	$13,270,144	$13,129,303

FINANCIAL HIGHLIGHTS

Each fund’s objective is to maintain a constant net asset value of $1.00 per share by distributing all of the fund’s net investment income and avoiding capital gains or losses. The financial highlights table summarizes each fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. The table also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess the variability of net income returns from year to year and how much it costs to operate the fund.

Prime Money Market Fund Investor Shares

	Year Ended August 31,			Dec.1, 2000 to Aug. 31,	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2000	1999

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Operations
Net Investment Income	.008	.011	.021	.037	.060	.049
Net Realized and Unrealized Gain (Loss)
on Investments	--	--	--	--	--	--

Total from Investment Operations	.008	.011	.021	.037	.060	.049

Distributions
Dividends from Net Investment Income	(.008)	(.011)	(.021)	(.037)	(.060)	(.049)
Distributions from Realized Capital Gains	--	--	--	--	--	--

Total Distributions	(.008)	(.011)	(.021)	(.037)	(.060)	(.049)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.83%	1.12%	2.09%	3.78%	6.21%	4.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$43,884	$47,341	$49,784	$50,495	$45,719	$39,430
Ratio of Total Expenses to
Average Net Assets	0.30%	0.32%	0.33%	0.33%**	0.33%	0.33%
Ratio of Net Investment Income to
Average Net Assets	0.82%	1.12%	2.07%	4.92%**	6.04%	4.85%

*The fund's fiscal year-end changed from November 30 to August 31, effective August 31, 2001.
**Annualized.

Prime Money Market Fund Institutional Shares
	Year Ended August 31,			Dec.1, 2000, to Aug. 31,	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2000	1999

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Operations
Net Investment Income	.010	.013	.023	.039	.062	.050
Net Realized and Unrealized Gain (Loss)
on Investments	--	--	--	--	--	--

Total from Investment Operations	.010	.013	.023	.039	.062	.050

Distributions
Dividends from Net Investment Income	(.010)	(.013)	(.023)	(.039)	(.062)	(.050)
Distributions from Realized Capital Gains	--	--	--	--	--	--

Total Distributions	(.010)	(.013)	(.023)	(.039)	(.062)	(.050)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	1.05%	1.33%	2.31%	3.93%	6.39%	5.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,301	$4,296	$3,893	$3,850	$2,660	$1,776
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.11%	0.13%**	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	1.05%	1.32%	2.27%	5.03%**	6.24%	5.04%

*The fund's fiscal year-end changed from November 30 to August 31, effective August 31, 2001.
**Annualized.

Federal Money Market Fund
	Year Ended August 31,			Dec.1, 2000, to Aug. 31,	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2000	1999

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Operations
Net Investment Income	.008	.011	.021	.037	.059	.048
Net Realized and Unrealized Gain (Loss)
on Investments	--	--	--	--	--	--

Total from Investment Operations	.008	.011	.021	.037	.059	.048

Distributions
Dividends from Net Investment Income	(.008)	(.011)	(.021)	(.037)	(.059)	(.048)
Distributions from Realized Capital Gains	--	--	--	--	--	--

Total Distributions	(.008)	(.011)	(.021)	(.037)	(.059)	(.048)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.82%	1.11%	2.12%	3.78%	6.11%	4.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,575	$6,289	$6,794	$6,527	$5,495	$5,243
Ratio of Total Expenses to
Average Net Assets	0.30%	0.32%	0.33%	0.33%**	0.33%	0.33%
Ratio of Net Investment Income to
Average Net Assets	0.81%	1.11%	2.10%	4.92%**	5.94%	4.79%

*The fund's fiscal year-end changed from November 30 to August 31, effective August 31, 2001.
**Annualized.

FINANCIAL HIGHLIGHTS (CONTINUED)

Treasury Money Market Fund
	Year Ended August 31,			Dec.1, 2000, to Aug. 31,	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2000	1999

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Operations
Net Investment Income	.007	.010	.020	.035	.056	.044
Net Realized and Unrealized Gain (Loss)
on Investments	--	--	--	--	--	--

Total from Investment Operations	.007	.010	.020	.035	.056	.044

Distributions
Dividends from Net Investment Income	(.007)	(.010)	(.020)	(.035)	(.056)	(.044)
Distributions from Realized Capital Gains	--	--	--	--	--	--

Total Distributions	(.007)	(.010)	(.020)	(.035)	(.056)	(.044)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.74%	1.03%	1.98%	3.58%	5.70%	4.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,628	$4,959	$4,822	$4,453	$4,107	$4,593
Ratio of Total Expenses to
Average Net Assets	0.30%	0.32%	0.33%	0.33%**	0.33%	0.33%
Ratio of Net Investment Income to
Average Net Assets	0.73%	1.03%	1.95%	4.68%**	5.53%	4.41%

*The fund's fiscal year-end changed from November 30 to August 31, effective August 31, 2001.
**Annualized.

Admiral Treasury Money Market Fund
	Year Ended August 31,			Feb.1, 2001, to Aug. 31,	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001*	2001	2000

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Operations
Net Investment Income	.009	.012	.021	.026	.059	.047
Net Realized and Unrealized Gain (Loss)
on Investments	--	--	--	--	--	--

Total from Investment Operations	.009	.012	.021	.026	.059	.047

Distributions
Dividends from Net Investment Income	(.009)	(.012)	(.021)	(.026)	(.059)	(.047)
Distributions from Realized Capital Gains	--	--	--	--	--	--

Total Distributions	(.009)	(.012)	(.021)	(.026)	(.059)	(.047)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.91%	1.20%	2.15%	2.65%	6.07%	4.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,270	$13,129	$10,608	$7,851	$6,746	$5,648
Ratio of Total Expenses to
Average Net Assets	0.13%	0.14%	0.14%	0.15%**	0.15%	0.15%
Ratio of Net Investment Income to
Average Net Assets	0.91%	1.18%	2.09%	4.49%**	5.90%	4.69%

*The fund's fiscal year-end changed from November 30 to August 31, effective August 31, 2001.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Money Market Funds comprise the Prime Money Market Fund, Federal Money Market Fund, Treasury Money Market Fund, and Admiral Treasury Money Market Fund, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The Prime Money Market Fund invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries. The Federal Money Market Fund invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities. The Treasury Money Market Fund and the Admiral Treasury Money Market Fund invest in short-term debt instruments backed by the full faith and credit of the U.S. government.

The Prime Money Market Fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $10 million. The Federal, Treasury, and Admiral Treasury Money Market Funds each offer only Investor Shares.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1.     Security Valuation: Securities are valued at amortized cost, which approximates market value. Investments in Vanguard® Yorktown™ Liquidity Fund are valued at that fund’s net asset value.

2.     Repurchase Agreements: The Prime Money Market and Federal Money Market Funds, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. These funds may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.     Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Dividends from net investment income are declared daily and paid on the first business day of the following month.

5.     Other: Security transactions are accounted for on the date the securities are purchased or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Interest income includes income distributions received from Vanguard Yorktown Liquidity Fund and is accrued daily. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective securities.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, shareholder accounting, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At August 31, 2004, the funds had contributed capital to Vanguard (included in Other Assets) of:

Money Market Fund	Capital Contribution to Vanguard (000)	Percentage of Fund Net Assets	Percentage of Vanguard's Capitalization

Prime	$7,151	0.01%	7.15%
Federal	811	0.01	0.81
Treasury	675	0.01	0.67
Admiral Treasury	1,903	0.01	1.90

The funds’ trustees and officers are also directors and officers of Vanguard.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Money Market Funds:

In our opinion, the accompanying statements of net assets, statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Prime Money Market Fund, Vanguard Federal Money Market Fund, Vanguard Treasury Money Market Fund and Vanguard Admiral Treasury Money Market Fund (hereafter referred to as the “Funds”) at August 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confir-mation of securities at August 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 1, 2004

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt
  Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, Yorktown, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information

This report is intended for the funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, beginning August 31, 2004, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web www.vanguard.com

Fund Information

1-800-662-7447

Direct Investor Account Services

1-800-662-2739

Institutional Investor Services

1-800-523-1036

Text Telephone

1-800-952-3335

© 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q300 102004

ITEM 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

ITEM 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2004: $28,000
Fiscal Year Ended August 31, 2004: $21,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended August 31, 2004: $1,685,500
Fiscal Year Ended August 31, 2004: $1,620,200

(b)     Audit-Related Fees.

Fiscal Year Ended August 31, 2004: $257,800
Fiscal Year Ended August 31, 2004: $324,460

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended August 31, 2004: $76,400
Fiscal Year Ended August 31, 2004: $409,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended August 31, 2004: $0
Fiscal Year Ended August 31, 2004: $31,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2004: $76,400
Fiscal Year Ended August 31, 2004: $440,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

ITEM 5: Not applicable.

ITEM 6: Not applicable.

ITEM 7: Not applicable.

ITEM 8: Not applicable.

ITEM 9: Not applicable.

ITEM 10: CONTROLS and PROCEDURES.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11: EXHIBITS

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Vanguard Money Market Reserves
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	October 22, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Vanguard Money Market Reserves
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	October 22, 2004

Vanguard Money Market Reserves
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	October 22, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.